Exhibit 10.31

               First Amendment dated January 12, 1996 to the
               Fifth Amended and Restated Credit Agreement.

    AMENDMENT, dated as of January 12, 1996 (the "Amendment"), to the Fifth Amended and Restated Credit Agreement dated July 31, 1994 (the "Credit Agreement"; terms not otherwise defined herein shall be used herein as therein defined), among APPAREL AMERICA, INC., a Delaware corporation (the "Borrower"); CONNECTICUT DEVELOPMENT AUTHORITY ("CDA") an assignee of Chemical Bank, BINGHAMTON SAVINGS BANK ("BINGHAMTON") an assignee of Chemical Bank, and A.I. ASSOCIATES,INC. ("AI") (each a "Bank" and collectively the "Banks"); and BINGHAMTON SAVINGS BANK as agent for the Banks (and as successor agent to Chemical Bank) (in such capacity, the "Agent" ).

                      W I T N E S S E T H :

    WHEREAS, the Borrower has requested that the Credit Agreement be amended to reflect changes in certain covenants made by Borrower;

    WHEREAS, the Borrower, the Agent and the Banks have agreed to so amend the Credit Agreement on the terms set forth below;

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

    1. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.
         (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in the proper alphabetical order:
       "AGREEMENT" means the Fifth Amended and Restated Credit
Agreement dated July 31, 1994, as amended by the Amendment dated
January 12, 1996.

       "SERIES H PREFERRED STOCK" means the $8.50 Preferred
Stock, $.05 par value per share, of the Borrower.

    2. AMENDMENT TO SECTION 8.1 OF THE CREDIT AGREEMENT.
         Subsection 8.1 (c), item (vii) is hereby amended by inserting in line 10 thereof, immediately after the phrase "such budget and financial plan" the phrase ", which may subsequently be revised by Borrower from time to time,"

    3. AMENDMENTS TO SECTION 8.2 OF THE CREDIT AGREEMENT.
 (a) Subsection 8.2 (a) of the Credit Agreement is hereby amended by deleting the dollar amount "$15,000,000" from item (ii) thereof and substituting therefor the dollar amount "$23,000,000.

    (b) Subsection 8.2 (h) of the Credit Agreement is hereby amended by inserting at the end thereof, immediately after the word "issued", the phrase ", except, however, Borrower may pay cash dividends on its Series H Preferred Stock".

    (c) Subsection 8.2 (i) of the Credit Agreement is hereby amended by inserting at the end thereof, immediately after the word "Stock", the phrase ", except for its Series H Preferred Stock".

    (d) Subsection 8.2 (k) of the credit Agreement is hereby amended by deleting the dollar amounts "$250,000" from the third line thereof and "$350,000" from the seventh line thereof and substituting therefor the dollar amounts "500,000" and "600,000" respectively, for the fiscal year ending 7/31/96 only. Thereafter, the amounts shall revert to $250,000 and $350,000 respectively.

    4. AMENDMENTS TO SECTION 8.3 OF THE CREDIT AGREEMENT.
    (a) Subsection. 8.3 (a) of the Credit Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following table:

                PERIOD                             MINIMUM DEBIT

         1994    Fiscal Year                       $ 1,750,000
         1995    Fiscal Year                         2,250,000
         1996    Fiscal Year                         2,000,000
         1997    Fiscal Year                         2,500,000
         1998    Fiscal Year                         2,500,000
         1999    Fiscal Year                         2,500,000
         2000    Fiscal Year                         2,500,000
         2001    Fiscal Year                         2,500,000



    (b) Subsection 8.3 (b) of the Credit Agreement is hereby amended by deleting the dollar amount "4,000,000" from item (i) thereof and substituting therefor the dollar amount "$2,000,000"; deleting the dollar amount "$4,500,000" from item (i) thereof and substituting therefor the dollar amount "$3,000,000"; deleting the dollar amount "$5,500,000" from item (iii) thereof and substituting therefor the dollar amount "$5,000,000"; and deleting the dollar amount "$5,500,000" from item
(iv) thereof and substituting therefor the dollar amount "$3,000,000".

    (c) Subsection 8.3 (c) of the Credit Agreement is hereby amended by inserting immediately after the phrase "projected budget and financial plan" the phrase ", or any revisions thereof,".

    5. BORROWER'S CORPORATE POWER; AUTHORIZATION; ENFORCEABLE
OBLIGATIONS. The Borrower, by signing below, represents that it has the power and authority, and the legal right, to make, deliver and perform all terms and obligations set forth in this Amendment and that the Borrower has taken all necessary corporate action to authorize the terms and obligations
set forth in this Amendment.   No consent or authorization of, filing with or
other Act by or in
respect of, any Governmental Authority or any other person in required in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed end delivered on behalf of the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

    6. SCOPE. This Amendment is to be narrowly construed. Except as expressly amended herein, all of the covenants and provisions of the Credit Agreement are and shall continue to be in full force and effect.

    7. COUNTERPARTS. This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

Address:                                 APPAREL AMERICA, INC.
1175 State Street
New Haven, Connecticut
  06501                                  By: /s/ Frederick M. D'Amato
Telecopy No.:                               --------------------------
(203) 772-2512                           Name:  Frederick M. D'Amato
Attn: Burton I. Koffman                  Title: Vice President-Financial
      President

with a copy to:
Shustak Jalil Sanders & Heller
545 Madison Avenue
New York, New York 10022
Telecopy No.: (212) 688-6151
Attn: James P. Jalil, Esq.

Address:                                  BINGHAMTON SAVINGS BANK, AS
58-68 Exchange Street                      AGENT AND BANK
Binghamton, NY 13902
Telecopy No.: (607) 772-6287
Attn: Glenn Small                       By: /s/ John B. Westcott
                                            --------------------------
                                             Name: John B. Westcott
                                             Title: Vice President
with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850

Address:                                 A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York  13850
Telecopy No.:                            By: /s/ Milton Koffman
 (607) 797-7103                             -------------------------
Attn: Milton Koffman                     Name: Milton Koffman
      President                          Title: President



Address:                                 CONNECTICUT DEVELOPMENT
845 Brook Street                           AUTHORITY, AS BANK
Rocky Hill, CT 06067
Telecopy No.:
   (203) 257-8331                         By: /s/ Richard P. Graff
Attn: Loan Administration                   -------------------------
                                          Name: Richard P. Graff
                                          Title: Vice President

with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103